Cash and Cash Equivalents	6 Months Ended
Jun. 30, 2019
CASH AND CASH EQUIVALENTS [Abstract]
Cash and Cash Equivalents

NOTE 3 – CASH AND CASH EQUIVALENTS

Cash and cash equivalents consist of the following:

	June 30, 2019	December 31, 2018
Cash and cash equivalents	$33,884	$58,590
Restricted cash	1,336	2,865

Total cash and cash equivalents and restricted cash	$35,220	$61,455

Short-term deposits and highly liquid funds relate to amounts held in banks for general financing purposes and represent deposits with an original maturity of less than three months.

Cash deposits and cash equivalents in excess of amounts covered by government-provided insurance are exposed to loss in the event of non-performance by financial institutions. Navios Partners does maintain cash deposits and equivalents in excess of government-provided insurance limits. Navios Partners also minimizes exposure to credit risk by dealing with a diversified group of major financial institutions.

Restricted cash, at each of June 30, 2019 and December 31, 2018, included $1,336 and $865, respectively, which related to amounts held in retention accounts in order to service debt and interest payments and minimum liquidity requirements, as required by certain of Navios Partners’ credit facilities. Also, as of December 31, 2018, restricted cash included $2,000 as cash collateral to the Term Loan B, due to the release of certain mortgaged vessels of the fleet.